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                                             UAM Funds
                                             Funds for the Informed Investor/sm/

Rice, Hall, James Portfolios
Annual Report                                                   October 31, 1999






                                                                   [LOGO OF UAM]
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UAM FUNDS                                                       RHJ PORTFOLIOS
                                                                OCTOBER 31, 1999

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders'Letter ...................................................   1

Performance Comparison
    Small Cap .........................................................   6
    Small/Mid Cap .....................................................   7

Portfolios of Investments
    Small Cap .........................................................   8
    Small/Mid Cap .....................................................  12

Statements of Assets and Liabilities ..................................  15

Statements of Operations ..............................................  16

Statements of Changes in Net Assets
    Small Cap .........................................................  17
    Small/Mid Cap .....................................................  18

Financial Highlights
    Small Cap .........................................................  19
    Small/Mid Cap .....................................................  20

Notes to Financial Statements .........................................  21

Report of Independent Accountants .....................................  26

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UAM FUNDS                                                         RHJ PORTFOLIOS

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November 9, 1999

Dear Shareholders,

Rice,Hall,James Small/Mid Cap Portfolio

The performance of the Rice, Hall, James (RHJ) Small/Mid Cap Portfolio as of October 31, 1999 is presented below. Two indices are provided for comparative purposes, the Standard and Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices. This 50/50 Composite Russell Index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent month, latest 3 months, calendar year-to-date, latest 12 months and inception to date.

                                    Calendar           Cumulative   Annualized
                Current    Latest   Year-to    Latest  Inception-   Inception-
                 Month    3 Months    Date   12 Months   to-Date*    to-Date*
                 -----    --------    ----   ---------   --------    --------
Small/Mid Cap
Portfolio        1.66%    (4.52%)   (11.71%)   1.31%      32.70%       9.89%

Composite        2.57%    (2.43%)     4.21%   16.00%      44.26%       5.58%
50% Russell
 Mid Cap         4.74%    (1.56%)     5.63%   17.12%      57.55%      10.61%
50% Russell
 2000            0.40%    (3.29%)     2.79%   14.87%      30.97%       0.63%
Standard &
 Poor's 500      6.33%     2.90%     12.03%   25.66%     102.54%      23.82%

*Inception as of November 1, 1996

The RHJ Small/Mid Cap Portfolio was down 4.52% for the quarter ended October 31, 1999 versus the blended benchmark's -2.43% return. The shortfall in performance for all periods listed above is largely due to the most recent ten months. RHJ uses a GARP (growth at a reasonable price) strategy, investing only in those stocks where the price/earnings ratios are less than the projected three-year earnings growth rates. This bottom-up fundamentally based discipline has led to investment in the smaller end of our stock universe. The aggregate portfolio capitalization is less than half that of the 50/50 Composite Russell Index. This smaller capitalization bias has hurt the portfolio performance for the past three years. Adding further damage to the portfolio, GARP oriented investing was significantly out of favor for the calendar year-to-date period.
Momentum, at least in the short term, is still the place to be.

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The health care sector, down from its 15% portfolio weight last quarter to a 10%
weight this quarter, outperformed the benchmark sector but still fell short of the overall benchmark return. The consumer-related sectors (retail, consumer durables, and consumer non-durables) have collectively exceeded 20% of the portfolio for quite some time and performed in line with the market in the quarter ended October 31, 1999. The financial-related sectors (banks and insurance) in the Portfolio dramatically under-performed the index, but fortunately, were under-weighted by half. The technology stock returns in the portfolio were up more than 25% for the quarter and 21% of the mix.
Consequently, the technology sector provided the only significant positive return contribution in the quarter.

The RHJ Small/Mid Cap Portfolio is designed to replicate the RHJ core equity style in which the overwhelming majority of RHJ separate accounts have been successfully managed for many years. Our core equity style is to invest in stocks of companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate. The net assets of the Small/Mid Cap Portfolio were $20.2 million as of October 31, 1999. Capital appreciation is the Portfolio's objective, dividend yield is not a consideration in equity selection. No derivative investments are currently used.

Rice,Hall,James Small Cap Portfolio
The performance of the Rice, Hall, James (RHJ) Small Cap Portfolio as of October 31, 1999 is presented below:

                                  Calendar            Cumulative   Annualized
               Current   Latest   Year-to     Latest  Inception-   Inception-
                Month   3 Months    Date    12 Months  to-Date*     to-Date*
               -------  --------  --------  --------- ----------   ----------
Small Cap
 Portfolio     (3.95%)  (2.49%)    8.59%      24.21%    145.12%      18.28%
Russell 2000    0.40%   (3.29%)    2.79%      14.87%     92.53%      13.06%
Standard &
 Poor's 500     6.33%    2.90%    12.03%      25.66%    240.66%      25.84%

*Inception as of July 1, 1994

In marked contrast to the Small/Mid Cap portfolio, the performance of the RHJ Small Cap Portfolio has been strong this year, beating the Russell 2000 by 80 basis points in the last quarter, by 580 basis points year-to-date and by approximately 950 basis points for the last 12 months. The latest 12-month portfolio return has almost kept up with the incredibly strong Standard & Poor's 500 return of 25.7%.

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UAM FUNDS                                                         RHJ PORTFOLIOS

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We feel that stock selection has been exceptional in this Portfolio with significant performance contributions from stocks in a wide variety of sectors. The technology, service and consumer-related (retail, consumer non-durables and consumer durables) sectors have dominated the Portfolio accounting for nearly half of its value for most of this year.

Sector weightings do not drive our fundamentally based stock selection process in either Portfolio and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of the Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

Economic Outlook
Economic expansion continues with no apparent end in sight. Unemployment is low, corporate earnings are strong across most industries, the world economic recovery continues strongly, inflation has yet to rear its ugly head, and the Federal Reserve appears determined to keep it that way. While the Fed did not raise rates in October, consensus view is they very well might in November, negating the easing done a year ago in the face of economic peril. Only continued steep declines in the equity indices will likely change the Fed's stance. Interest rates have increased significantly from their bottom in October 1998. The 30-year Treasury has increased 35% from its low and the 5-year note has experienced a similar rise. The effect on the market, though, through the end of the third quarter has been negligible. Or has it? With the exception of a handful of stocks this has been a nasty market. To quote Thomas Galvin of Donaldson Lufkin & Jenrette Inc., "The average stock is now in a bear market, with 3,700 NYSE and NASDAQ shares on average down more than 26% from their 52 week highs." In the last quarter, every sector but Technology and Energy showed declines.

With market breadth deteriorating since mid-1998, the market has become increasingly inefficient in valuing stocks. The leadership has narrowed significantly since 1997 and once again since first quarter of this year. The investment public is willing to "hide" more and more money in consistent large capitalization growth stocks, especially technology. The continued acceptance of Internet or Internet-related IPO's provides further evidence of the public's complacency with the unprecedented success of technology stocks and the inherent risk in such companies. This trend is at the expense of small to mid cap stocks, many of which are being carelessly thrown away regardless of the longer-term fundamentals. This trend has compro-

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UAM FUNDS                                                         RHJ PORTFOLIOS

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mised the liquidity in the small to mid capitalization area and left huge numbers of good quality companies trading at unconscionable levels.

Many investors believe that one has to be a fool not to have all their money in large cap growth stocks. Diversification is something for extremely conservative people or those that are not willing to see the obvious change in the nature of the financial markets. The old valuation standards no longer apply, at least not to the "Nifty-Fifty" and the Internet franchises. While it is difficult to imagine further P/E expansion in this group, these individuals could be right. If so, they will again have good solid returns from a collection of one-decision stocks. But what if they are wrong? Is the downside exposure they face acceptable? The "Nifty-Fifty" in the first half of the 70's fell some 75% from their highs and it took some ten to twenty years for the majority of these stocks to again make new highs. There was a tremendous absolute price paid for complacency and lack of diversification, both in absolute levels and in opportunity costs in the strong small cap years that followed. Did the "Nifty-Fifty" disappoint on a fundamental basis? Not really, there was simply a dramatic shift in market sentiment. High P/E to growth stocks are very susceptible to changes in sentiment.

The mistake in the short run has been to stick to a valuation discipline and ignore the momentum trend as RHJ has done. The mistake in the long run is to mark this period as a New Paradigm and invest the way popular demand suggests one should. Buying the expensive leadership and/or indexing carries with it the comfort of low relative risk, but it also carries with it high absolute risk. There have not been many times in market history when the way to achieve the greatest success was to run with the herd. Valuation is not a timing tool but it sure gives you the comfort of knowing tremendous upside potential exists. The reward to risk in the small to mid capitalization GARP area is compelling. All that is missing is a near term catalyst.

No investment approach works in every market environment. RHJ's approach, while it has struggled this year, has proven to be remarkably consistent over time. We have not chased momentum, we have not chased larger cap stocks; we have instead stuck with bottom-up fundamental analysis and the conviction that the market will return to fundamentally based valuation.

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UAM FUNDS                                                         RHJ PORTFOLIOS

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Our area of focus will continue to be on fundamentally strong growth companies with market capitalizations between $300 million and $2.5 billion for the Small/Mid Cap Portfolio and capitalizations between $40 million and $500 million in the Small Cap Portfolio. We will not try to time the market, but instead will remain fully invested in the most attractively priced small and mid capitalization growth stocks where positive change is present, regardless of the industry or sector represented.

Sincerely,
Rice, Hall, James & Associates

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions. There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of Comparative Indices
                       ---------------------------------

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell Mid Cap Index is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

50/50 Composite Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Standard and Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices'returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1999

  1 Year      5 Years     Since
                          7/1/94*
---------------------------------
  24.21%      17.08%      18.28%
---------------------------------

                                    [GRAPH]

                                      RHJ         Russell
                                   SMALL CAP        2000
                                   PORTFOLIO       INDEX

                      7/1/94        10,000        10,000
                      Nov-94        11,140        10,651
                      Nov-95        15,884        12,603
                      Nov-96        18,971        14,698
                      Nov-97        24,935        19,009
                      Nov-98        19,733        16,756
                      Nov-99        24,511        19,248


 * Beginning of operations. Index comparisons begin on 6/30/94.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

   See definition of comparative index on page 5.

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UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO

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Growth of a $10,000 Investment

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1999
                  Since
1 Year            11/1/96*

1.31%             9.89%
--------------------------------------------------------------------------------
                                 [LINE GRAPH]

                         RHJ         Rus2000       RusMidCap      50/50

        11/1/96         10000         10000         10000         10000
         Nov-97         12676         12933         12877         12916
         Nov-98         13098         11400         13453         12403
         Nov-99         13270         13096         15756         14399



 * Beginning of operations. Index comparisons begin on 10/31/96.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns do not reflect any fees or expenses. If such fees were reflected in the comparative indices'returns, the performance would have been lower.

               See definition of comparative indices on page 5.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 1999

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 93.8%

                                                         Shares        Value
                                                       ----------   -----------
BANKS -- 4.1%
  AmeriCredit* .......................................    30,000    $   521,250
  Bancshares .........................................    40,000        745,000
  Hamilton Bank* .....................................    30,000        476,250
  Willis Lease Finance* ..............................    50,000        246,875
                                                                    -----------

                                                                      1,989,375
                                                                    -----------
BASIC INDUSTRIES -- 3.8%
  ABC-Naco* ..........................................    50,000        537,500
  Northwest Pipe* ....................................    30,000        397,500
  Tetra Technologies* ................................   107,000        889,437
                                                                    -----------
                                                                      1,824,437
                                                                    -----------
CONSTRUCTION -- 2.6%
  Insituform Technologies* ...........................     9,500        227,406
  IONICS* ............................................    20,000        590,000
  IT Group* ..........................................    45,000        444,375
                                                                    -----------
                                                                      1,261,781
                                                                    -----------
CONSUMER DURABLES -- 1.4%
  Racing Champions* ..................................   140,000        691,250
                                                                    -----------
CONSUMER NON-DURABLES -- 12.0%
  Craig* .............................................    35,000        210,000
  Home Products International* .......................    70,000        673,750
  Lodgenet Entertainment* ............................    50,000        915,625
  O'Charleys* ........................................    80,000      1,220,000
  Peace Arch Entertainment Group Class B* ............    40,000        145,000
  PJ America* ........................................    42,000        819,000
  Schlotzsky's* ......................................   105,000        754,687
  Trump Hotels and Casino Resort* ....................   120,000        465,000
  Vans* ..............................................    30,000        330,000
  Vlasic Foods International* ........................    35,000        269,062
                                                                    -----------
                                                                      5,802,124
                                                                    -----------
ENERGY RELATED -- 8.8%
  Basin Exploration* .................................    35,000        568,751
  Gulf Island Fabrication* ...........................    80,000        800,000

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1999

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COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                       ----------  -------------
ENERGY -- continued
  Harken Energy* ....................................    395,800   $    395,800
  Prima Energy* .....................................     20,000        437,500
  The 3DO* ..........................................    135,000      1,012,500
  Unit* .............................................    160,000      1,040,000
                                                                   ------------
                                                                      4,254,551
                                                                   ------------
HEALTH CARE -- 10.5%
  Andrx* ............................................     23,000      1,098,250
  Brookdale Living Communities* .....................     50,000        612,500
  Catalytica* .......................................     50,000        625,000
  Cybear* ...........................................     40,000        270,000
  Cygnus* ...........................................     50,000        487,500
  First Consulting Group* ...........................     35,000        289,844
  IGEN International* ...............................     25,000        612,500
  Lifecell* .........................................     75,000        323,437
  Morrison Management Specialists ...................     33,000        705,375
  National Research* ................................     17,500         71,094
                                                                   ------------
                                                                      5,095,500
                                                                   ------------
INSURANCE -- 4.9%
  Argonaut Group ....................................     16,500        393,938
  Gainsco ...........................................    200,000      1,137,500
  Highlands Insurance Group* ........................     80,000        630,000
  Superior National Insurance Group* ................     20,000        233,750
                                                                   ------------
                                                                      2,395,188
                                                                   ------------
RETAIL -- 5.7%
  Charlotte Russe Holding* ..........................     75,000      1,050,000
  Factory 2-u Stores* ...............................     21,000        535,500
  Stein Mart* .......................................     85,000        552,500
  Value City Department Stores* .....................     40,000        615,000
                                                                   ------------
                                                                      2,753,000
                                                                   ------------
SERVICES -- 12.9%
  Butler International* .............................     45,000        343,125
  Charles River Associates* .........................     20,000        505,000
  Daisytek International* ...........................     44,000        734,250
  e4L* ..............................................     65,000        170,625
  Extended Systems* .................................     95,000        712,500

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      ----------     ----------
SERVICES -- continued
  Group Maintenance America* ........................     70,000     $  673,750
  Headway Corporate Resources* ......................     20,000         97,500
  Hoenig Group* .....................................     60,000        615,000
  Metro Information Services* .......................     20,000        272,500
  Personnel Group of America* .......................     65,000        434,688
  Quest Education* ..................................     90,000        731,250
  Resortquest International* ........................     50,000        384,375
  Strayer Education .................................     32,500        570,781
                                                                     ----------
                                                                      6,245,344
                                                                     ----------
TECHNOLOGY -- 20.7%
  ADAC Laboratories .................................     20,000        172,500
  Advanced Digital Information* .....................     15,000        558,750
  Aspen Technology* .................................     25,000        307,812
  Cognitronics* .....................................     30,000        360,000
  Deltek Systems* ...................................     45,000        517,500
  Hall Kinion & Associates* .........................     50,000        706,250
  Interphase* .......................................     20,000        350,000
  JDA Software Group* ...............................     70,000        621,250
  Learn2.com* .......................................    265,824        805,779
  Micro Linear* .....................................     40,000        257,500
  NetRadio* .........................................     32,500        257,969
  Newport ...........................................     50,000        968,750
  Onesource Information Services* ...................     60,000        502,500
  Phoenix International Ltd.* .......................    170,000        584,375
  Pomeroy Computer Resources* .......................     40,000        410,000
  Quicklogic* .......................................     25,000        456,250
  ShowCase* .........................................     50,000        190,625
  Symmetricom* ......................................     60,000        457,500
  Take-Two Interactive Software* ....................     40,000        415,000
  Wave Systems Class A* .............................    116,000      1,102,000
                                                                     ----------
                                                                     10,002,310
                                                                     ----------
TELECOMMUNICATIONS -- 4.9%
  Alpha Industries* .................................     14,000        771,750
  Datum* ............................................    140,000      1,067,500
  Microwave Power Devices* ..........................     45,000        540,000
                                                                     ----------
                                                                      2,379,250
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                       ----------    ---------

TRANSPORTATION -- 1.4%
  Heartland Express*.................................     50,000    $   675,000
                                                                    -----------

UTILITIES -- 0.1%
  Power Plug*........................................      2,500         39,375
                                                                    -----------

TOTAL COMMON STOCKS (Cost $45,614,340)...............                45,408,485
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.5%
--------------------------------------------------------------------------------

CONSUMER NON-DURABLE -- 0.5%
  Craig Corp.* (Cost $316,309).......................     40,000        245,000
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.0%
--------------------------------------------------------------------------------
                                                         Face
                                                        Amount
                                                        ------

REPURCHASE AGREEMENT -- 6.0%

  Chase Securities, Inc. 5.15%, dated 10/29/99,
       due 11/01/99, to be repurchased at $2,898,243,
       collateralized by $2,897,080 of various U.S.
       Treasury Bills and U.S. Treasury Notes,
       valued at $2,906,856
       (Cost $2,897,000) ............................ $2,897,000      2,897,000
                                                                    ------------
TOTAL INVESTMENTS-- 100.3% (Cost $48,827,649) (a) ...                48,550,485
                                                                    ------------
OTHER ASSETS AND LIABILITIES, (NET) -- (0.3%) .......                  (151,598)
                                                                    ------------
TOTAL NET ASSETS -- 100.0% ..........................               $48,398,887
                                                                    ============

  *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $48,827,649. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $277,164. This consisted of aggregate gross unrealized appreciation for all securities of $5,306,879, and gross unrealized depreciation for all securities of $5,584,043.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.6%
-------------------------------------------------------------------------------

                                                         Shares        Value
                                                         -------   -----------
BANKS -- 6.4%
  Metris .............................................   16,600    $   571,662
  Peoples Heritage Financial Group ...................   34,700        657,131
  Texas Regional Bancshares, Class A .................    2,500         69,687
                                                                   -----------
                                                                     1,298,480
                                                                   -----------
BASIC INDUSTRIES -- 8.6%
  Dexter .............................................   18,000        631,125
  OM Group ...........................................   17,000        637,500
  SPX* ...............................................    5,459        462,650
                                                                   -----------
                                                                     1,731,275
                                                                   -----------
CONSTRUCTION -- 4.2%
  IONICS* ............................................   17,700        522,150
  Jacobs Engineering Group* ..........................    9,500        337,250
                                                                   -----------
                                                                       859,400
                                                                   -----------
CONSUMER DURABLES -- 3.0%
  Clayton Homes .....................................    59,400        601,425
                                                                   -----------
CONSUMER NON-DURABLES -- 11.0%
  Cheesecake Factory (The)* .........................    24,600        753,375
  Suiza Foods* ......................................    17,600        634,700
  Valassis Communications* ..........................    19,350        832,050
                                                                   -----------
                                                                     2,220,125
                                                                   -----------
ENERGY -- 2.2%
  Tom Brown* ........................................    32,300        436,050
                                                                   -----------
HEALTH CARE -- 9.4%
  Alza* .............................................    13,200        565,125
  Shire Pharmaceuticals Group ADR* ..................    19,500        616,688
  Teva Pharmaceuticals Industries ADR ...............    15,000        722,812
                                                                   -----------
                                                                     1,904,625
                                                                   -----------
MISCELLANEOUS -- 1.6%
  Standard Register .................................    15,000        328,125
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                          Shares       Value
                                                      ------------- ------------
NATURAL RESOURCES -- 5.5%
  Martin Marietta Materials  ..........................   13,100    $   510,081
  Minerals Technologies ...............................    6,900        297,562
  Potash of Saskatchewan ..............................    6,900        304,894
                                                                    -----------
                                                                      1,112,537
                                                                    -----------
RETAIL -- 7.5%
  Claire's Stores .....................................   12,500        220,313
  Kellwood ............................................    4,500         79,594
  Pep Boys-Manny, Moe & Jack ..........................   35,200        440,000
  Zale* ...............................................   18,800        787,250
                                                                    -----------
                                                                      1,527,157
                                                                    -----------
SERVICES -- 6.6%
  F.Y.I.* .............................................   14,200        470,375
  Labor Ready* ........................................   16,500        168,094
  R.H. Donnelley ......................................   36,600        690,825
                                                                    -----------
                                                                      1,329,294
                                                                    -----------
TECHNOLOGY -- 20.3%
  Activision* .........................................   31,600        446,350
  Checkpoint Software Technologies* ...................   10,500      1,214,062
  Hutchinson Technology* ..............................   21,500        548,250
  Hyperion Solutions* .................................   22,200        539,738
  MacDermid ...........................................    8,800        298,100
  Midway Games* .......................................   25,000        498,438
  Nvidia* .............................................   25,300        559,763
                                                                    -----------
                                                                      4,104,701
                                                                    -----------
TELECOMMUNICATIONS -- 0.7%
Plantronics* ..........................................    2,500        146,406
                                                                    -----------
TRANSPORTATION -- 2.2%
Dura Automotive Systems* ..............................   11,000        203,500
Interpool .............................................   31,900        243,238
                                                                    -----------
                                                                        446,738
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                          Shares        Value
                                                          -------    ----------

UTILITIES -- 3.4%
  Avista .............................................    38,100    $   685,800
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $16,327,171) .............               18,732,138
                                                                    -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.6%
--------------------------------------------------------------------------------
                                                          Face
                                                         Amount
                                                         ------

REPURCHASE AGREEMENT -- 4.6%

  Chase Securities, Inc. 5.15%, dated 10/29/99, due 11/01/99, to be repurchased at $923,396, collateralized by
       $923,025 of various U.S. Treasury Bills and U.S.
       Treasury Notes, valued at $926,140
       (Cost $923,000) ...............................  $923,000        923,000
                                                                    -----------
  TOTAL INVESTMENTS -- 97.2%
      (Cost $17,250,171) (a) .........................               19,655,138
                                                                    -----------
  OTHER ASSETS AND LIABILITIES, NET-- 2.8% ...........                  575,589
                                                                    -----------
  TOTAL NET ASSETS-- 100.0% ..........................              $20,230,727
                                                                    ===========

  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $17,250,171. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,404,967. This consisted of aggregate gross unrealized appreciation for all securities of $3,666,519, and gross unrealized depreciation for all securities of $1,261,552.

    The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                       RHJ PORTFOLIOS
                                                                OCTOBER 31, 1999

-------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------

                                                                     Small Cap      Small/Mid Cap
                                                                      Portfolio      Portfolio
                                                                   ------------     -------------
Assets
Investments, at Cost ...........................................   $ 48,827,649     $ 17,250,171
                                                                   ============     ============

Investments, at Value - Note A .................................   $ 48,550,485     $ 19,655,138
Cash ...........................................................            269               31
Receivable for Investments Sold ................................      1,788,721          907,610
Receivable for Portfolio Shares Sold ...........................        119,481              321
Dividends Receivable ...........................................           --              1,725
Interest Receivable ............................................          1,243              396
Other Assets ...................................................          4,725            2,034
                                                                   ------------     ------------

  Total Assets .................................................     50,464,924       20,567,255
                                                                   ------------     ------------

Liabilities
Payable for Investments Purchased ..............................      1,996,933          299,454
Payable for Portfolio Shares Redeemed ..........................            307             --
Payable for Investment Advisory Fees - Note B ..................         27,036            3,546
Payable for Administrative Fees - Note C .......................         14,392           11,789
Payable for Custodian Fees - Note D ............................          2,205            1,091
Payable for Directors'Fees - Note G ............................            666              632
Other Liabilities ..............................................         24,498           20,016
                                                                   ------------     ------------
  Total Liabilities ............................................      2,066,037          336,528
                                                                   ------------     ------------
Net Assets .....................................................   $ 48,398,887     $ 20,230,727
                                                                   ============     ============

Net Assets Consist of:
Paid in Capital ................................................   $ 40,721,362     $ 18,839,559
Accumulated Net Realized Gain (Loss) ...........................      7,954,689       (1,013,799)
Unrealized Appreciation/Depreciation ...........................       (277,164)       2,404,967
                                                                   ------------     ------------
Net Assets .....................................................   $ 48,398,887     $ 20,230,727
                                                                   ============     ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) .....................................      3,014,269        1,569,202
Net Asset Value, Offering and Redemption Price Per Share .......   $      16.06     $      12.89
                                                                   ============     ============


    The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    RHJ PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                      Small Cap    Small/Mid Cap
                                                                      Portfolio      Portfolio
                                                                      ---------    -------------
Investment Income
Dividends ......................................................     $   77,012      $  107,016
Interest .......................................................        204,918          64,615
                                                                     ----------      ----------
   Total Income ................................................        281,930         171,631
                                                                     ----------      ----------
Expenses
Investment Advisory Fees -- Note B .............................        344,628         176,486
Administrative Fees -- Note C ..................................        134,377         106,997
Registration and Filing Fees ...................................         18,805          13,191
Custodian Fees -- Note D .......................................         15,437           5,416
Audit Fees .....................................................         14,097          13,750
Printing Fees ..................................................         12,209          12,103
Directors'Fees -- Note G .......................................          3,247           2,823
Legal Fees .....................................................          3,252           1,926
Other Expenses .................................................         47,587          14,177
Account Services Fees -- Note F ................................             50           1,061
Account Services Fees Waived -- Note F .........................             --          (1,061)
Investment Advisory Fees Waived -- Note B ......................             --         (71,187)
                                                                     ----------      ----------

   Net Expenses Before Expense Offset ..........................        593,689         275,682
                                                                     ----------      ----------

Expense Offset -- Note A .......................................         (2,261)            (14)
                                                                     ----------      ----------

   Net Expenses After Expense Offset ...........................        591,428         275,668
                                                                     ----------      ----------

Net Investment Loss ............................................       (309,498)       (104,037)
                                                                     ----------      ----------

Net Realized Gain (Loss) on Investments ........................      8,745,947       1,013,801)
Net Change in Unrealized Appreciation/Depreciation
   on Investments ..............................................      1,098,523       1,619,104
                                                                     ----------      ----------

Total Net Gain .................................................      9,844,470         605,303
                                                                     ----------      ----------

Net Increase in Net Assets Resulting from Operations ...........     $9,534,972      $  501,266
                                                                     ==========      ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Year Ended      Year Ended
                                                                    October 31,     October 31,
                                                                      1999             1998
                                                                    -----------     -----------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss .........................................   $   (309,498)    $   (234,059)
   Net Realized Gain (Loss) ....................................      8,745,947         (470,760)
   Net Change in Unrealized Appreciation/Depreciation ..........      1,098,523      (10,327,282)
                                                                   ------------     ------------

   Net Increase (Decrease) in Net Assets Resulting from
      Operations ...............................................      9,534,972      (11,032,101)
                                                                   ------------     ------------

Distributions:
   Net Realized Gain ...........................................             --       (5,978,687)
                                                                   ------------     ------------

Capital Share Transactions:(1)
   Institutional Class:
   Issued ......................................................     24,763,306       43,148,322
   In Lieu of Cash Distributions ...............................             --        5,699,557
   Redeemed ....................................................    (28,118,025)     (41,390,608)
                                                                   ------------     ------------

   Net Increase (Decrease) from Capital Share Transactions .....     (3,354,719)       7,457,271
                                                                   ------------     ------------

   Total Increase (Decrease) ...................................      6,180,253       (9,553,517)
Net Assets:
   Beginning of Period .........................................     42,218,634       51,772,151
                                                                   ------------     ------------

   End of Period (including undistributed net investment
   income of $0 and $0, respectively) ..........................   $ 48,398,887     $ 42,218,634
                                                                   ============     ============

(1) Shares Issued and Redeemed:
   Issued ......................................................      1,638,415        2,774,792
   In Lieu of Cash Distributions ...............................             --          369,621
   Redeemed ....................................................     (1,887,156)      (2,640,417)
                                                                   ------------       ----------
   Net Increase (Decrease) in Shares Outstanding ...............       (248,741)         503,996
                                                                   ============     ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Year Ended      Year Ended
                                                                     October 31,     October 31,
                                                                         1999           1998
                                                                     -----------     -----------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss .........................................     $  (104,037)    $   (24,006)
   Net Realized Gain (Loss) ....................................      (1,013,801)        327,208
   Net Change in Unrealized Appreciation /Depreciation .........       1,619,104         (86,200)
                                                                     -----------     -----------
   Net Increase in Net Assets Resulting from Operations ........         501,266         217,002
                                                                     -----------     -----------


Distributions:
   Net Investment Income .......................................             --           (4,105)
   Net Realized Gain ...........................................        (320,930)       (164,220)
                                                                     -----------     -----------
   Total Distributions .........................................        (320,930)       (168,325)
                                                                     -----------     -----------
Capital Share
   Transactions:(1)
   Institutional Class:
   Issued ......................................................       6,576,370      13,529,061
   In Lieu of Cash Distributions ...............................         290,242         153,289
   Redeemed ....................................................      (8,596,347)     (4,908,362)
                                                                     -----------     -----------
   Net Increase (Decrease) from Capital Share Transactions .....      (1,729,735)      8,773,988
                                                                     -----------     -----------
   Total Increase (Decrease) ...................................      (1,549,399)      8,822,665
Net Assets:
   Beginning of Period .........................................      21,780,126      12,957,461
                                                                     ----------      -----------
   End of Period (Including undistributed net investment
   income of $0 and $0, respectively) ..........................     $20,230,727     $21,780,126
                                                                     ===========     ===========
(1) Shares Issued and Redeemed:
   Issued ......................................................         484,183       1,032,302
   In Lieu of Cash Distributions ...............................          21,774          12,422
   Redeemed ....................................................        (626,439)       (380,344)
                                                                     -----------     -----------
Net Increase (Decrease) in Shares Outstanding ..................        (120,482)        664,380
                                                                     ===========     ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Selected Per Share Data & Ratios
                                                                                   For a Share Outstanding Throughout Each Period

                                                                                Years Ended October 31
                                                     ----------------------------------------------------------------------------
                                                       1999             1998            1997              1996             1995
                                                      ------           ------          -------           ------           ------
Net Asset Value,
   Beginning of Period .......................       $ 12.94          $ 18.76          $ 15.73          $ 15.87          $ 11.14
                                                     -------          -------          -------          -------          -------
Income from Investment Operations:
   Net Investment Loss .......................         (0.03)           (0.06)           (0.08)           (0.10)           (0.07)
   Net Realized and Unrealized Gain
     (Loss) ..................................          3.15            (3.47)            4.59             2.73             4.81
                                                     -------          -------          -------          -------          -------
   Total from Investment Operations ..........          3.12            (3.53)            4.51             2.63             4.74
                                                     -------          -------          -------          -------          -------
Distributions:
   Net Investment Income .....................            --               --               --               --            (0.01)
   In Excess of Net Investment
      Income .................................            --               --               --               --             0.00#
   Net Realized Gain .........................            --            (2.29)           (1.48)           (2.77)              --
                                                     -------          -------          -------          -------          -------
   Total Distributions .......................            --            (2.29)           (1.48)           (2.77)           (0.01)
                                                     -------          -------          -------          -------          -------
Net Asset Value, End of Period ...............       $ 16.06          $ 12.94          $ 18.76          $ 15.73          $ 15.87
                                                     =======          =======          =======          =======          =======
Total Return .................................         24.21%          (20.86)%          31.44            19.43%           42.59%+
                                                     =======          =======          =======          =======          =======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ...............................       $48,399          $42,219          $51,772          $33,488          $18,910
Ratio of Expenses to Average Net
   Assets ....................................          1.29%            1.16%            1.21%            1.37%            1.40%
Ratio of Net Investment Loss
   to Average Net Assets .....................         (0.67)%          (0.48)%          (0.53)%          (0.78)%          (0.63)%
Portfolio Turnover Rate ......................           132%             120%             158%             181%             180%

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

# Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                Year        Year    November 1,
                                               Ended       Ended      1996* to
                                             October 31, October 31, October 31,
                                                1999        1998        1997
                                             ----------- ----------- -----------

Net Asset Value, Beginning of Period ......   $  12.89    $  12.64    $  10.00
                                              --------    --------    --------
Income from Investment Operations:
   Net Investment Income (Loss) ...........      (0.05)      (0.01)       0.03
   Net Realized and Unrealized Gain .......       0.22        0.42        2.64
                                              --------    --------    --------
   Total from Investment Operations .......       0.17        0.41        2.67
                                              --------    --------    --------
Distributions:
   Net Investment Income ..................         --       (0.00)#     (0.03)
   Net Realized Gain ......................      (0.17)      (0.16)         --
                                              --------    --------    --------
   Total Distributions ....................      (0.17)      (0.16)      (0.03)
                                              --------    --------    --------
Net Asset Value, End of Period ............   $  12.89    $  12.89    $  12.64
                                              ========    ========    ========
Total Return ..............................       1.31%+      3.33%+     26.76%+


Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .....   $ 20,231    $ 21,780    $ 12,957
Ratio of Expenses to Average Net Assets ...       1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..................      (0.47)%     (0.12)%      0.24%
Portfolio Turnover Rate ...................         78%         83%         56%

* Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
# Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    RHJ PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice,Hall,James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios'custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book differences relating to shareholder distributions resulted in reclassifications as follows:

                               Undistributed    Accumulated
                               Net Investment   Net Realized      Paid in
Rice, Hall, James Portfolios       Income         Gain/Loss       Capital
--------------------------    ---------------  -------------    -----------
Small Cap                         $309,498       $(290,526)      $ (18,972)
Small/Mid Cap                      104,037            (620)       (103,417)

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                    RHJ PORTFOLIOS

--------------------------------------------------------------------------------

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, each Portfolio pays the Administrator 0.079% per annum of its average daily net assets, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 1999, the Administrator earned the following amounts from the Portfolios and paid the following to CGFSC, DST and UAMSSC for their services:

                                Administration  Portion Paid   Portion   Paid Portion Paid
Rice, Hall, James Portfolios          Fees        to CGFSC     to DST        to UAMSSC
--------------------------      --------------  ------------- --------   ------------------
Small Cap .....................     $134,377      $ 70,286    $ 20,196        $ 16,292
Small/Mid Cap .................      106,997        60,849      16,002          12,701

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     Effective November 1, 1999, the UAM Funds'Board of Directors approved a change in the Sub-Administrator from CGFSC to SEI Investments Mutual Funds Services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999. The service provider had voluntarily agreed to waive its fees in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

     G. Directors'Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     H. Purchases and Sales: For the year ended October 31, 1999, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $55,612,053 and $15,929,285 and sales of $58,709,591 and $18,188,517 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

UAM FUNDS                                                         RHJ PORTFOLIOS
--------------------------------------------------------------------------------

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolios had no borrowings under the agreement.

     J. Other: At October 31, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             No. of        %
Rice,Hall,James Portfolios                               Shareholders  Ownership
--------------------------                               ------------  ---------
Small Cap ...............................................    1             40%
Small/Mid Cap ...........................................    1             32%

At October 31, 1999, the Rice, Hall, James Small/Mid Cap Portfolio had available a capital loss carryover for Federal income tax purposes of $1,013,800 which will expire on 10/31/2007.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

  In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios'management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited):

At October 31, 1999 Rice, Hall, James Small/Mid Cap Portfolio hereby designates $320,931 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

NOTES

NOTES

UAM FUNDS                                                    RHJ PORTFOLIOS

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Officers and Directors

Norton H. Reamer                              Peter M. Whitman, Jr.
Director, President and Chairman              Director

John T. Bennett, Jr.                          William H. Park
Director                                      Vice President

Nancy J. Dunn                                 Michael E. DeFao
Director                                      Secretary

Philip D. English                             Gary L. French
Director                                      Treasurer

William A. Humenuk                            Robert R. Flaherty
Director                                      Assistant Treasurer

James P. Pappas                               Robert J. Della Croce
Director                                      Assistant Treasurer

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                            ------------------------------------
                                            This report has been prepared for
                                            shareholders and may be distributed
                                            to others only if preceded or
                                            accompanied by a current prospectus.
                                            ------------------------------------